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                                                                 EXHIBIT 10.36.2

          AMENDMENT 2 TO THE AGREEMENT FOR FABRICATION AND PURCHASE OF
                   SEMICONDUCTOR PRODUCTS (AGREEMENT 000690)

This Amendment 2 to the Agreement for Fabrication and Purchase of Semiconductor Products with an agreement number 000690 ("Amendment 2") is made and entered into between Western Digital Technologies, Inc. (f/n/a Western Digital Corporation) ("Buyer"), and International Business Machines Corporation ("IBM"). This Amendment 2 shall be effective as of June 19, 2002 (the "Effective Date").

WHEREAS IBM and Buyer are parties to the Agreement for Fabrication and Purchase of Semiconductor Products with an agreement number 000690, having an effective date of February 7, 2001 (the "Agreement");

WHEREAS IBM and Buyer desire to amend the Agreement as set forth herein;

NOW THEREFORE the parties hereby agree as follows:

1. Extension of the term of the Agreement. The expiration of the term of the Agreement is extended from February 7, 2003 to December 31, 2003.

2. No Other Amendment or Modification. Except as expressly set forth in this Amendment 2 and any Attachments to the Agreement signed by the parties, the Agreement, as amended pursuant to Amendments 1 and 2, remains in full force and effect without further modification. The terms and conditions of the Agreement and such Amendments shall not be further modified or amended except by a writing signed by authorized representatives of both parties.

ACCEPTED AND AGREED TO:

WESTERN DIGITAL TECHNOLOGIES, INC.           INTERNATIONAL BUSINESS MACHINES
                                             CORPORATION

BY: /s/ Thomas Nieto                         BY: /s/ John G. Beiswenger
   --------------------------------             --------------------------------

NAME: Thomas Nieto                           NAME:  JOHN G. BEISWENGER

TITLE: V.P., Materials                       TITLE: EXEC. MGR., WW CONTRACTS &
                                             BUSINESS PRACTICES, IBM TG

DATE: 19 - June '02                          DATE: June 19, 2002
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